iShares®

iShares Trust

Supplement dated March 28, 2008

to the Prospectus and Statement of Additional Information (“SAI”), each dated December 1, 2007,

for the iShares S&P GSSITM/GSTITM Series

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI.

Changes in Fund Names and Index Names

Effective March 28, 2008, all references in the Prospectus and SAI to the Fund names and Index names listed below are changed as follows:

Former Names	New Names
iShares S&P GSSITM Natural Resources Index Fund	iShares S&P North American Natural Resources Sector Index Fund

iShares S&P GSTITM Technology Index Fund	iShares S&P North American Technology Sector Index Fund

iShares S&P GSTITM Software Index Fund	iShares S&P North American Technology-Software Index Fund

iShares S&P GSTITM Semiconductor Index Fund	iShares S&P North American Technology-Semiconductors Index Fund

iShares S&P GSTITM Networking Index Fund	iShares S&P North American Technology-Multimedia Networking Index Fund

S&P GSSITM Natural Resources Index	S&P North American Natural Resources Sector IndexTM

S&P GSTITM Technology Index	S&P North American Technology Sector IndexTM

S&P GSTITM Software Index	S&P North American Technology-Software IndexTM

S&P GSTITM Semiconductor Index	S&P North American Technology-Semiconductors IndexTM

S&P GSTITM Multimedia Networking Index	S&P North American Technology-Multimedia Networking IndexTM

The name changes are the result of changes in naming conventions by Standard & Poor’s, the index provider, and will not result in changes to the Funds’ investment objectives or principal investment strategies.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-A-800-03008

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